                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BCT International, Inc. (the "Company") on Form 10-Q of the period ended August 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the" Report"), I, William
A. Wilkerson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1)  The Report fully complies with the requirements of Section 13(a) or 15
          (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                    /s/ William A. Wilkerson
                                    ----------------------------------
                                    William A. Wilkerson
                                    Chief Executive Officer
                                    May 29, 2003

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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BCT International, Inc. (the "Company") on Form 10-Q of the period ended August 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael
R. Hull, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1)  The Report fully complies with the requirements of Section 13(a) or 15
          (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                    /s/ Michael R. Hull
                                    ----------------------------------
                                    Michael R. Hull
                                    Chief Financial Officer
                                    May 29, 2003